Exhibit 99.1

DELIVERING SUPERIOR SHAREHOLDER VALUE Investor Meetings December 10-11, 2012

FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

NON-GAAP FINANCIAL MEASURES 3 In this presentation, we refer to “on-going earnings per share,” which is a “non-GAAP financial measure,” as defined in accordance with SEC rules. We believe on-going earnings per share provides investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. The appendix contains a reconciliation of on-going earnings per share to our earnings per share attributable to common shareholders based on diluted common shares as reported on our Consolidated Statements of Income, which is the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). Investors should note that non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

4 NYSE Ticker PNW Market Cap $6 Billion Enterprise Value $9 Billion Yield 4% Principal Subsidiary • Arizona’s largest electric utility • $13 billion assets Service Territory • 1.1 million customer accounts • 34,646 square miles Customer Growth • 2.0% average annual growth expected 2012-2015 • 3-4% historical average — well above industry average 2012 Peak Demand – 7,212 MW CONTINENTAL UNITED STATES STATE OF ARIZONA PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility.

PINNACLE WEST: OUR VALUE PROPOSITION 5 Our commitment to investors: Deliver superior shareholder returns through. . . Superior Shareholder Returns Improving our regulatory environment Capitalizing on intrinsic growth Strengthening our financial profile Making compelling capital investments Maintaining operational excellence

PINNACLE WEST: OUR VALUE PROPOSITION 6 Capitalizing on intrinsic growth

POSITIVE LONG-TERM DEMOGRAPHICS 7 CAPITALIZING ON INTRINSIC GROWTH Superior Growth APS’s customer growth generally outpaces U.S. and Arizona population growth. Annual Growth 1990 1995 2000 2005 2010 2016 Projected APS Customer Growth Arizona Population Growth US Population Growth 2.6%* Millions APS Customer Growth *Compound Annual Growth Rate

8 Investment is required throughout the business to meet expected demand growth LONG-TERM GROWTH DRIVES CAP EX CAPITALIZING ON INTRINSIC GROWTH APS Capital Expenditures by Function Other Distribution Transmission Renewables Environmental Traditional Generation Projected $ Millions

9 We expect our rate base will grow 6% per year on average, and we have constructive recovery of capital expenditures. CAPITALIZING ON INTRINSIC GROWTH SOLID CAPITAL RECOVERY AND STRONG RATE BASE GROWTH $ Billions Year-End Projected APS Rate Base Growth 6% Compound Annual Growth Rate ACC FERC Other Capital Expenditures Recovered through Rate Adjustors Covered by Depreciation Cash Flow $ Millions APS Capital Expenditures by Recovery Mechanism Projected

PINNACLE WEST: OUR VALUE PROPOSITION 10 Maintaining operational excellence

OPERATIONAL HIGHLIGHTS 11 Customer Satisfaction Ranked 3rd highest nationally among 55 large investor-owned electric utilities in 2012 J.D. Power residential customer survey Strong Nuclear and Coal Baseload Resources 2011 capacity factors above or at industry averages Palo Verde 20-year license extension approved by U.S. Nuclear Regulatory Commission Average Annual Outage Time Per Customer Top quartile in industry over past several years Safety 2011 lowest number of recordable injuries in company history Internationally Recognized Environmental, Sustainability and Governance Leader Dow Jones North America Sustainability Index (8 consecutive years) Corporate Responsibility Magazine’s “100 Best Corporate Citizens” We focus on maintaining top-tier performance companywide. MAINTAINING OPERATIONAL EXCELLENCE

PINNACLE WEST: OUR VALUE PROPOSITION 12 Making compelling capital investments

RENEWABLE ENERGY RISES WITH THE SUN 13 We are helping Arizona become the “Solar Capital of the World.” Germany and Japan are among countries with highest installed solar capacity, yet have solar conditions far inferior to Arizona MAKING COMPELLING CAPITAL INVESTMENTS Arizona

APS AZ SUN PROGRAM PROVIDES EARNINGS GROWTH POTENTIAL Up to 200 MW utility-scale photovoltaic solar plants owned by APS Up to $975 million capital investment In service 2011 through 2015 Constructive rate recovery through RES until included in base rates Commitments to date: 118 MW $504 million capital investment 69 MW in commercial operation to date Planning and procurement under way for additional projects 14 MAKING COMPELLING CAPITAL INVESTMENTS Owning solar resources makes sense for our customers and environment and provides returns to our shareholders.

15 MAKING COMPELLING CAPITAL INVESTMENTS FOUR CORNERS POWER PLANT PROPOSED PLAN Our proposal represents a balanced solution to new environmental regulations. Economic, environmental and social benefits Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million (subject to adjustments) Estimated environmental compliance investment: $300 million Arizona, California and other regulatory approvals required Arizona, California, FERC and Hart-Scott-Rodino approvals obtained New coal supply contract negotiations under way

TRANSMISSION INVESTMENT ESSENTIAL 16 • 10-Year Transmission Plan (115-kV and above) • $550 million of new transmission investment • 269 miles of new lines • Projects to deliver renewable energy approved by ACC • Transmission investment diversifies regulatory risk • Constructive regulatory treatment • FERC formula rates and retail adjustor Strategic transmission is necessary to maintain reliability and deliver diversified resources to our customers. Legend NORTH SAGUARO N . GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WESTWING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO 2015 CORONADO YOUNGS CANYON 2012 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Planned lines Existing lines Solar potential area Wind potential area 2013 DELANEY 2013 MAZATZAL 2015 MORGAN 2015 MAKING COMPELLING CAPITAL INVESTMENTS

PINNACLE WEST: OUR VALUE PROPOSITION 17 Improving our regulatory environment

2012 RETAIL RATE CASE SETTLEMENT KEY BENEFITS 18 Shareholder Benefits Regulatory certainty Base rate stay-out until at least mid-2016 Rate gradualism through adjustment mechanisms Financial support APS needs to achieve Arizona’s energy goals 10% allowed return on equity Customer Benefits Rate certainty No base rate change until at least mid-2016 Rate gradualism through adjustment mechanisms Support for renewable energy and energy efficiency Mutual Benefits Encourages progress toward sustainable energy future Continuation of constructive regulatory framework established in 2009 settlement Collaboration and cooperation among APS, ACC and numerous stakeholders IMPROVING OUR REGULATORY ENVIRONMENT The settlement contains a number of benefits for shareholders and customers.

2012 RETAIL RATE CASE SETTLEMENT KEY FINANCIAL PROVISIONS – BASE RATES & TIMING 19 The provisions of the settlement became effective July 1, 2012, as originally requested by APS. IMPROVING OUR REGULATORY ENVIRONMENT Annual Revenue Change Annualized Base Rate Revenue Changes ($ millions) Non-fuel base rate increase $ 116.3 Fuel-related base rate decrease (153.1) Revenues related to AZ Sun and other solar projects to be transferred from Renewable Energy Surcharge to base rates 36.8 Net base rate change $ -0-

20

2012 RETAIL RATE CASE SETTLEMENT KEY PROVISIONS – OTHER THAN BASE RATES

Other key provisions continue constructive regulatory treatment and limit regulatory lag.

- Post test-year plant additions – 15 months' additions included in rate base
- Constructive new or modified adjustment mechanisms
  - Lost Fixed Cost Recovery (LFCR) rate mechanism to address ratemaking effects of energy efficiency and distributed renewable energy
  - Power Supply Adjustor (PSA) – 100% pass-through
  - Transmission Cost Adjustor (TCA) – streamlined for future rate changes
  - Environmental Improvement Surcharge (EIS) – recovery of certain carrying costs for government-mandated environmental capital expenditures
- Four Corners transaction – procedure to allow APS to request related rate adjustments, if transaction consummated
- Property tax expense deferrals for future tax rate changes
- Current PSA credit on customer bills to continue until February 1, 2013, rather than reset when base rates change effective July 1, 2012
- Next general rate case may be filed on or after May 31, 2015 for rates to become effective on or after July 1, 2016 (4-year stay-out)

IMPROVING OUR REGULATORY ENVIRONMENT

PINNACLE WEST CAPITAL CORPORATION

PINNACLE WEST: OUR VALUE PROPOSITION 21 Strengthening our financial profile

22 Improving our earned return on equity is one of our top priorities. Earned ROEs Key Initiatives Supportive electric utility rates Regulatory framework improvements Cost management initiatives Efficiency and effectiveness throughout organization STRENGTHENING OUR FINANCIAL PROFILE ROE IMPROVEMENT: A MULTI-PRONGED APPROACH * Continuing operations APS PNW* Outlook* At least 9.5% annually Goal

23 Our goal is to keep O&M growth in line with retail sales growth. STRENGTHENING OUR FINANCIAL PROFILE STRONG COST MANAGEMENT FOCUS Solid achievements to date Initiatives Company-wide benchmarking and evaluations Workforce attrition opportunities Knowledge transfer Process documentation Excludes RES and demand side management costs. 2011 also excludes $28 million related to prior-period transmission rights-of-way settlement. APS O&M Expense Trends $ Millions E E

24 A variety of initiatives have been helping control operating and capital costs. STRENGTHENING OUR FINANCIAL PROFILE EFFECTIVE COST MANAGEMENT INITIATIVES Enterprise-wide Supply Chain Management Corporate Efficiency Study Fossil Generation Realignment Palo Verde Unit Production Cost Reductions Sustainable Cost Management Initiative

25 Continued success requires a more rigorous, standardized approach to running the business. STRENGTHENING OUR FINANCIAL PROFILE SUSTAINABLE COST MANAGEMENT INITIATIVE (“SCMI”) Recognize combined challenges Costs Capital Sales growth Regulatory stay-out Aging workforce Improve organizational efficiencies Strengthen governance and clarify accountability Refine understanding of cost structure to better identify opportunities Motivation Sustainable Changes Tiered Metrics Business Planning Corporate Resources Operating Model (“CROM”) Centralize Financial Planning and Analysis Centralize Information Technology Enterprise Process Improvement

26 STRENGTHENING OUR FINANCIAL PROFILE CONSOLIDATED ON-GOING EPS OUTLOOK Our strategies and financial performance are producing earnings growth. On-Going EPS Guidance as of November 9, 2012 See key factors and assumptions in appendix $2.99 $3.35 – $3.50 $3.45 – $3.60 Outlook Through 2015 6% rate base growth,* but regulatory recovery not perfect Adjustment mechanisms provide substantial recovery during stay-out, but incomplete Limited sales growth EPS expected to grow somewhat below rate base growth * Compound annual growth rate

27 STRENGTHENING OUR FINANCIAL PROFILE COMMON DIVIDEND OUTLOOK Our financial results facilitate growing cash returns to our shareholders Dividend Growth Goal Indicated Annual Dividend Rate at Year-End * Increase effective 4th quarter 2012 Annual Dividend Growth Approx. 4%** ** As of November 9, 2012 Future dividends subject to declaration at Board of Directors’ discretion Projected

SUPERIOR SHAREHOLDER RETURNS 28 Our total return to shareholders has outperformed our industry and the broad market over the past five years. STRENGTHENING OUR FINANCIAL PROFILE Pinnacle West S&P 500 S&P 1500 Electric Utilities 1 Year 2 Years 3 Years 5 Years Periods Ended December 31, 2011

PINNACLE WEST: OUR VALUE PROPOSITION 29 Our commitment to investors Delivering Superior Shareholder Returns

APPENDIX

A RESPECTED, VETERAN LEADERSHIP TEAM Jim Hatfield SVP & CFO 31 Our top executives have more than 130 combined years of creating shareholder value in the energy industry. Don Brandt Chairman & CEO Mark Schiavoni EVP Operations Jeff Guldner SVP Customers & Regulation Randy Edington EVP & Chief Nuclear Officer Don Robinson APS President & COO

32 Arizona’s economy is reflecting more sustained growth and activity. STRENGTHENING OUR FINANCIAL PROFILE POSITIVE NEAR-TERM TRENDS Non-Farm Job Growth Year-Over-Year Change YTD Metro Phoenix Vacant Housing APS Service Territory YTD

33 Metro Phoenix home foreclosure sales are the lowest since 2007. STRENGTHENING OUR FINANCIAL PROFILE FORECLOSURE HEADWINDS WINDING DOWN Existing Single Family Home Sales Key Trends Existing home sales activity remains robust Investor interest peaked in Q1 2012 20% of market Q1 < 15% in Q3 Lender-owned sales down 70% in Q3 2012 vs 2011 190,000 homes have been sold through foreclosure since 2007 Normal Foreclosure Foreclosure Percent

34 Metro Phoenix new home construction beginning to see benefits from lower vacancies and higher prices in existing housing. STRENGTHENING OUR FINANCIAL PROFILE NEW HOME MARKET BREATHING AGAIN New Home Sales & Single Family Permits Key Trends After three very weak sales years, Metro Phoenix new home construction is turning up Q3 2012 new home sales at highest level in two years Single family permits up 40% over prior year Total housing permits up 20% Increasing demand reflects declining value gap with existing homes New Home Sales Maricopa SF Permits *4QE Sep 2012

35 Housing and non-residential sectors are showing steady improvement. STRENGTHENING OUR FINANCIAL PROFILE POSITIVE NEAR-TERM TRENDS Value Relative to Jan ‘05 Home Prices Nonresidential Building Vacancy Vacancy Rate Office Retail YTD YTD Industrial

36 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) about $2.13 billion to $2.18 billion Retail customer growth about 1% Weather-normalized retail electricity sales volume slightly below prior year taking into account effects of customer conservation and energy efficiency and distributed renewable generation initiatives Actual weather for first 9 months of year and normal weather patterns for remainder of year Operating expenses* (operations and maintenance, depreciation and amortization and taxes other than income taxes) about $1.32 billion to $1.35 billion (which was previously $1.33 billion to $1.36 billion) Interest expense, net of allowances for borrowed and equity funds used during construction, about $180 million to $190 million Net income attributable to noncontrolling interests about $30 million to $35 million Effective tax rate about 35% Key Factors and Assumptions as of November 9, 2012 * Excludes O&M of $127 million, and offsetting operating revenues, associated with renewable energy and energy efficiency programs STRENGTHENING OUR FINANCIAL PROFILE 2012 ON-GOING EPS GUIDANCE

37 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) about $2.20 billion to $2.25 billion Retail customer growth about 1.5% Weather-normalized retail electricity sales volume about flat to prior year taking into account effects of customer conservation and energy efficiency and distributed renewable generation initiatives Normal weather patterns Operating expenses* (operations and maintenance, depreciation and amortization and taxes other than income taxes) about $1.36 billion to $1.39 billion Interest expense, net of allowances for borrowed and equity funds used during construction, about $190 million to $200 million Net income attributable to noncontrolling interests about $30 million to $35 million Effective tax rate about 35% Key Factors and Assumptions as of November 9, 2012 * Excludes O&M of $132 million, and offsetting operating revenues, associated with renewable energy and energy efficiency programs STRENGTHENING OUR FINANCIAL PROFILE 2013 ON-GOING EPS GUIDANCE

2012 – 2015 FINANCIAL OUTLOOK 38 2012 retail rate settlement effective July 1, 2012 Revenue provisions Retail base rate changes effective July 1, 2012 Adjustment mechanisms Four Corners acquisition AZ Sun additions to flow through RES until next base rate case Lost Fixed Cost Recovery (LFCR) mechanism assumed to offset 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures Cost mitigation provisions Power Supply Adjustor (PSA) – 100% pass-through Potential property tax deferrals – assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals Deferral rates: 25% in 2012; 50% in 2013; 75% in 2014 and thereafter (continued) Key Drivers and Assumptions as of November 9, 2012 STRENGTHENING OUR FINANCIAL PROFILE

2012 – 2015 FINANCIAL OUTLOOK 39 Key Drivers and Assumptions as of November 9, 2012 (continued) Modestly improving Arizona and U.S. economic conditions Retail customer growth to average 2% annually Weather-normalized retail electricity sales volume growth: Relatively flat after customer conservation and energy efficiency and distributed renewable generation initiatives Average 2.5% annually before customer conservation and energy efficiency and distributed renewable generation initiatives Rate base growth to average 6% annually AZ Sun Program – additional 150 MW placed into service in 2012-2015 Transmission rate increases (FERC formula rates and retail adjustor) Four Corners cost deferrals between dates acquired and included in retail rates Company-wide operating and capital cost management Financing to maintain balanced capital structure for credit ratings and year-end 2014 retail rate case test year Interest rates Normal weather (except actual for first 9 months of 2012) STRENGTHENING OUR FINANCIAL PROFILE

NON-GAAP EPS RECONCILIATION 40 Consolidated On-Going EPS Guidance STRENGTHENING OUR FINANCIAL PROFILE *As of November 9, 2012 Year 2011 Actual Year 2012 Guidance* Year 2013 Guidance* Net income attributable to common shareholders $ 3.09 Less income (loss) from discontinued operations: Real estate Energy services business (0.01) 0.11 On-going EPS $ 2.99 $ 3.35 - $ 3.50 $ 3.45 - $ 3.60

READY ACCESS TO CAPITAL 41 Strong access to capital resources is supported by solid credit ratings, manageable debt maturities and ample liquidity. STRENGTHENING OUR FINANCIAL PROFILE 2012 Major Financing Activities $375M APS senior notes refinancing* Remarketing of $32M Maricopa 2009B tax-exempts – VRDN mode with L/C * Remarketing of $38.15M Navajo 2009A tax-exempts – 2-year put mode* $90M redemption of Maricopa 2002A tax-exempts* $125M parent term loan refinanced* APS potential new debt issuance *Completed APS Long-Term Debt Maturities Projected $ Millions

SOLID CREDIT RATINGS 42 STRENGTHENING OUR FINANCIAL PROFILE Available liquidity remains substantial and our credit ratings have improved. We are disclosing these ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. APS Parent Corporate Credit Ratings Moody’s Baa1 Baa2 S&P BBB+ BBB+ Fitch BBB BBB Senior Unsecured Moody’s Baa1 - S&P BBB+ - Fitch BBB+ - Outlook Moody’s Stable Stable S&P Stable Stable Fitch Stable Stable Credit Facilities and Liquidity* Borrower Capacity ($ Millions) Maturities APS $ 500 Feb. ’15 APS 500 Nov. ’16 PNW 200 Nov. ‘16 Consolidated 1,200 Cash 79 Total Liquidity $1,279 *As of September 30, 2012

S&P CREDIT METRICS 43 APS FFO / Debt FFO / Interest Debt / Capitalization Pinnacle West FFO / Debt FFO / Interest Debt / Capitalization Our key credit metrics have been improving. STRENGTHENING OUR FINANCIAL PROFILE 2007 2008 2009 2010 2011 17.2% 22.1% 22.8% 22.3% 20.8% 4.1x 5.1x 4.8x 4.6x 4.6X 55.2% 57.4% 56.8% 53.0% 53.0% 15.7% 18.0% 18.4% 22.5% 20.3% 3.7x 4.3x 4.0x 4.6x 4.5X 57.0% 59.4% 59.8% 55.1% 54.5% Source: S&P Credit Stats

ATTRACTIVE DIVIDEND YIELD 44 Pinnacle West’s annual dividend is $2.18 per share — providing a solid yield. STRENGTHENING OUR FINANCIAL PROFILE Dividend Yield Dividend Payout Industry Averages PNW Yield as of November 30, 2012 Payout 12 Months Ended September 30, 2012

45 Palo Verde operating costs are below industry averages and improving. STRENGTHENING OUR FINANCIAL PROFILE Projected Dollars per Megawatt-Hour U.S. NUCLEAR OPERATING COSTS

ENVIRONMENTAL, SUSTAINABILITY AND GOVERNANCE LEADERSHIP 46 MAINTAINING OPERATIONAL EXCELLENCE We are recognized internationally for our achievements. Top 10 Utility Solar Ranking Ranked in Corporate Responsibility Magazine’s 100 Best Corporate Citizens Best practices in utility arboriculture since 1997 U.S. DOE/EPA Sustained Excellence since 2008 Partner of the Year since 2005 Ranked on Dow Jones North America Sustainability Index since 2005 Rated 4th Highest Intelligent Utility in 2011 1st utility in world to endorse Ceres’ Code of Conduct in 1994 Ranked 6th of 196 energy and utility companies Environmental Certification Gas/Oil Fleet – 2011 Coal Fleet - 2012 2012 - Top 10 North American Utility in Smart Grid Deployment

CUSTOMER SATISFACTION: A KEY PRIORITY 47 Our employees provide top-tier customer service. MAINTAINING OPERATIONAL EXCELLENCE Lowering Outage Time Per Customer Average Outage Minutes/Year Outstanding Residential Customer Satisfaction Rating Rating 2012 J.D. Power Residential Customer Survey APS Industry Average APS Industry Top Quartile

48

SUPERIOR POWER PLANT PERFORMANCE

Our nuclear and coal plants are strong baseload resources.

Nuclear Capacity Factors


APS 91%
Industry 91%
100%
90%
80%
70%
60%
2003
2004
2005
2006
2007
2008
2009
2010
2011

- 3,937 MW total managed capacity
- 1,146 MW total APS share
- 2014 goals:
  - Consistent site capacity factor greater than 92%
  - Operating costs excluding fuel less than $0.02/kWh
  - Top-quartile safety
- 20-year license extension approved by U.S. Nuclear Regulatory Commission

Coal Performance Metrics


APS Commercial Availability
APS Capacity Factor
Industry Capacity Factor
100%
90%
80%
70%
60%
91%
80%
63%
2003
2004
2005
2006
2007
2008
2009
2010
2011

- 2,747 MW total managed capacity
- 1,753 MW APS share
- Fleet operating strategy
- Commercial availability metric measures plant reliability during high-demand periods and market responsiveness

MAINTAINING OPERATIONAL EXCELLENCE

PINNACLE WEST CAPITAL CORPORATION

2011 RETAIL CUSTOMER, SALES AND REVENUE MIXES 49 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 28,210 GWh Operating Revenues $3.0 Billion 8% 45% 47% 6% 42% 5% 11% 89% Our business mix is attractive due to favorable climate and other conditions in our market area. MAINTAINING OPERATIONAL EXCELLENCE

50 2011 APS GENERATION AND ENERGY FUEL MIXES Energy Fuel Mix 33,407 GWh Generation Fuel Mix 27,055 GWh Generation Capacity Mix 6,343 MW Nuclear Coal Gas & Oil Purchased Power Our balanced resource mix provides our customers reliability and manages price volatility. MAINTAINING OPERATIONAL EXCELLENCE 53% 17% 21% 34% 45% 28% 18% 19% 27% 37% Solar

ARIZONA CORPORATION COMMISSIONERS 51 IMPROVING OUR REGULATORY ENVIRONMENT Three seats for four-year terms through January 2017 were addressed in the November 2012 election. * Term limited Bob Stump (R)* Brenda Burns (R) Gary Pierce (R)* Chairman Terms To January 2015 Terms To January 2017 Susan Bitter-Smith (R) Bob Burns (R) Incumbents New Commissioners

2012 RETAIL RATE CASE SETTLEMENT KEY FINANCIAL ASSUMPTIONS 52 IMPROVING OUR REGULATORY ENVIRONMENT Rate base $5.7 billion Allowed return on equity 10% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.21¢ Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 adjusted for post-test year plant additions Updated rate base, cost of capital and fuel prices underpin the settlement amounts.

• Strengthened APS’s earned ROE and financial condition • Supported common dividend • Demonstrated increased cooperation among APS, ACC Staff, residential consumer advocate (RUCO) and other intervenors • Allowed opportunity to help shape Arizona’s energy future outside continual rate cases • Provided earnings support until next base rate case • Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012 • Established expedited process for future base rate cases 53 2009 REGULATORY SETTLEMENT POSITIONED APS WELL THROUGH 2012 IMPROVING OUR REGULATORY ENVIRONMENT APS’s 2009 regulatory settlement contained a number of investor benefits.

2009 REGULATORY SETTLEMENT SUMMARY 54 IMPROVING OUR REGULATORY ENVIRONMENT The settlement provisions included earnings support until APS’s next rate case decision. Estimated Pretax Earnings Benefits* $ Millions 2010 2011 2012 Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals – 13 29 Palo Verde depreciation reduction _ _ 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254 *At time of 2009 settlement

OUR REGULATORY MIX 55 IMPROVING OUR REGULATORY ENVIRONMENT The bulk of APS’s revenues comes from a regulated retail rate base and a meaningful transmission business. $6.9 Billion Total Approved Rate Base Most Recent Rate Decisions ACC FERC Rate Effective Dates 7/1/2012 6/1/2012 Test Year Ended 12/31/2010* 12/31/2011 Rate Base $5.7 B $1.2 B Equity Layer 54% 55% Allowed ROE 10.00% 10.75% *Adjusted to include post test-year plant in service through March 31, 2012 Generation & Distribution (83%) Transmission (17%)

56 • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and certain projections • Retail portion flows through ACC Transmission Cost Adjustor (TCA) • Recent transmission revenue changes CONSTRUCTIVE TRANSMISSION RATE REGULATION Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Retail Portion (TCA) $ 18 M 8/1/2012 $ 38 M 7/1/2011 $(10) M 8/1/2010 Wholesale Portion $ (2) M 6/1/2012 $ 6 M 6/1/2011 $ (2) M 6/1/2010 Total Increase (Decrease) $ 16 M $ 44 M $(12) M Equity Ratio 55% 54% 51% Rate Base $1.2 B $1.2 B $1.1 B Test Year 2011 2010 2009 IMPROVING OUR REGULATORY ENVIRONMENT We have achieved transmission rate treatment with annual adjustments.

57

SIGNIFICANT REGULATORY PROGRESS

We have achieved a more supportive regulatory structure and improvements in cost recovery timing.

Mechanism	Adopted/ Last Adjusted	Description
Power Supply Adjustor ("PSA")	April 2005 / February 2012	• Recovers variance between actual fuel and purchased power costs and base fuel rate • Includes forward-looking, historical and transition components
Renewable Energy Surcharge ("RES")	May 2008 / January 2012	• Recovers costs related to renewable initiatives • Collects projected dollars to meet RES targets • Provides incentives to customers to install distributed renewable energy
Demand-Side Management Adjustment Clause ("DSMAC")	April 2005 / March 2012	• Recovers costs related to energy efficiency and DSM programs above $10 million in base rates • Provides performance incentive to APS for net benefits achieved • Provides rebates and other incentives to participating customers
Environmental Improvement Surcharge ("EIS")	July 2007 / July 2012	• Allows recovery of certain carrying costs for government-mandated environmental capital projects • Capped at $5 million annually
Retail Line Extension Fees	February 2008 / July 2012	• "Pay as you go" mechanism collects dollars spent for new distribution construction at beginning of project
Transmission Cost Adjustor ("TCA")	April 2005 / August 2012	• Recovers FERC-approved transmission costs related to retail customers • Resets annually as result of FERC Formula Rate process (see below)
FERC Formula Rates	2008 / June 2012	• Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data
Lost Fixed Cost Recovery Mechanism ("LFCR")	July 2012 / July 2012	• Mitigates loss of portion of fixed costs related to ACC-approved energy efficiency and distributed renewable generation programs

IMPROVING OUR REGULATORY ENVIRONMENT

PINNACLE WEST CAPITAL CORPORATION

58

A WELL-BALANCED GENERATION PORTFOLIO

Fuel / Plant	Location	Units	Dispatch	Commercial Ops. Date	Ownership Interest[1]	Net Capacity (MW)
Nuclear						
Palo Verde	Wintersburg, AZ	1-3	Base	1986 - 1989	29.1%	1,146
Total Nuclear						*1,146*
Coal						
Cholla	Joseph City, AZ	1-3	Base	1962 - 1980	100	647
Four Corners	Farmington, NM	1-3	Base	1963 - 1964	100	560
Four Corners	Farmington, NM	4,5	Base	1969 - 1970	15	231
Navajo	Page, AZ	1-3	Base	1974 - 1976	14	315
Total Coal						*1,753*
Gas/Oil - Combined Cycle						
Redhawk	Arlington, AZ	1,2	Intermediate	2002	100	984
West Phoenix	Phoenix, AZ	1-5	Intermediate	1976 - 2003	100	887
Total Gas/Oil - Combined Cycle						*1,871*
Gas/Oil - Steam Turbines						
Ocotillo	Tempe, AZ	1,2	Peaking	1960	100	220
Saguaro	Red Rock, AZ	1,2	Peaking	1954 - 1955	100	210
Total Gas/Oil - Steam Turbines						*430*
Gas/Oil – Combustion Turbines						
Sundance	Casa Grande, AZ	10	Peaking	2002	100	420
Yucca	Yuma, AZ	6	Peaking	1971 - 2008	100	243
Saguaro	Red Rock, AZ	1-3	Peaking	1972 - 2002	100	189
West Phoenix	Phoenix, AZ	1,2	Peaking	1972 - 1973	100	110
Ocotillo	Tempe, AZ	1,2	Peaking	1972 - 1973	100	110
Douglas	Douglas, AZ	1	Peaking	1972	100	16
Total Gas/Oil - Combustion Turbines						*1,088*
Solar						
Hyder	Hyder, AZ	-	As Available	2011 - 2012	100	16
Paloma	Gila Bend, AZ	-	As Available	2011	100	17
Cotton Center	Gila Bend, AZ	-	As Available	2011	100	17
Chino Valley	Chino Valley, AZ	-	As Available	2012	100	*19*
Various	Multiple Arizona Facilities	-	As Available	1996 - 2006	100	*5*
Total Solar						*74*
Total Generation Capacity						6,362

As of November 26, 2012

[1]Includes leased generating plants.

MAKING COMPELLING CAPITAL INVESTMENTS

PINNACLE WEST CAPITAL CORPORATION

RESOURCE PLANNING FOR RELIABILITY AND SUSTAINABILITY MAKING COMPELLING CAPITAL INVESTMENTS We will meet future load growth through a balanced resource mix including renewable resources and energy efficiency programs. Existing Owned Resources Includes retirement of Four Corners 1-3 Existing Contracts Four Corners 4-5 Resource Planning Requirement Load Requirement Including Reserves Projected Additional Resources by 2027 • 2012 Four Corners transactions • Renewables (primarily solar and wind) • Energy efficiency • Natural gas 3% Four Corners Transactions, Net 21% Future Energy Efficiency 24% Future Renewable Resources 52% Future Natural Gas Generation MW 59

60 FOUR CORNERS POWER PLANT FACTS & FIGURES MAKING COMPELLING CAPITAL INVESTMENTS Common Unit 1 Unit 2 Unit 3 Unit 4 Unit 5 Commercial Operation Date 1963 1963 1964 1969 1970 Original Cost ($M) $41 $382 $164 Net Book Value at 6/30/12 ($M) $27 $0 $130 Current Depreciation Ends 2038 Mid-2012 2038 2038 Current Expiration Dates Site Lease July 6, 2041 BHP Coal Agreement July 6, 2016 Certain Related Rights-of-Way July 6, 2041 Total Employees (549) 48 Common (75% Native Americans) + 75 Matrix 193 233 Capacity (MW) 170 170 220 770 770 Ownership Percentages Arizona Public Service 100% 100% 100% 15% 15% Southern California Edison - - - 48% 48% Public Service Company of New Mexico - - - 13% 13% Salt River Project - - - 10% 10% El Paso Electric - - - 7% 7% Tucson Electric Power - - - 7% 7% Heat Rate (Btu/kWh) 10,816 11,051 10,614 9,443 10,035

61 Renewable Energy (RES) Minimum Requirements Portion of retail sales to be supplied by renewable resources 5% by 2015 15% by 2025 Distributed energy component 30% of total requirement by 2012 APS on track to approximately double 2015 requirement Pursuant to 2009 regulatory settlement Energy Efficiency Requirements Increasing annually 2011-2020 Cumulative energy savings as percent of retail sales 3% by 2012 9.5% by 2015 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS Our programs address Arizona’s aggressive renewable energy and energy efficiency standards. MAKING COMPELLING CAPITAL INVESTMENTS

AZ SUN PROGRAM SUMMARY 62 MAKING COMPELLING CAPITAL INVESTMENTS Name Location Capacity Developer Actual or Target COD* Paloma Gila Bend, AZ 17 MW First Solar Sept. 2011 Cotton Center Gila Bend, AZ 17 MW Solon Oct. 2011 Hyder I Phase 1 Hyder, AZ 11 MW SunEdison Oct. 2011 Hyder I Phase 2 Hyder, AZ 5 MW SunEdison Feb. 2012 Chino Valley Chino Valley, AZ 19 MW SunEdison Nov. 2012 Yuma Foothills Phase 1 Yuma, AZ 17 MW AMEC 1Q 2013 Yuma Foothills Phase 2 Yuma, AZ 18 MW AMEC 4Q 2013 Hyder II Hyder, AZ 14 MW McCarthy 4Q 2013 Total Announced To Date 118 MW As of November 26, 2012 * In Service or Commercial Operation Date APS is investing in up to 200 MW of solar generation.

RENEWABLE PURCHASE POWER CONTRACTS 63 MAKING COMPELLING CAPITAL INVESTMENTS Fuel / Contract Location Owner/ Developer Status 1 PPA Signed Commercial Operation Date Term (years) Capacity Net (MW) Solar Solana Gila Bend, AZ Abengoa UC Feb-2008 2013 30 250 Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 Prescott Prescott, AZ SunEdison IO Feb-2010 2011 30 10 Solar 1 Tonopah, AZ Not Disclosed UC Jan-2011 2012 30 15 Total Solar 310 Wind Aragonne Mesa Santa Rosa, NM Infigen Asset Mgmt IO Dec-2005 2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy IO Jul-2010 2011 25 99 Total Wind 289 Geothermal CE Turbo Imperial County, CA Cal Energy IO Jan-2006 2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Najafi IO Sep-2005 2008 15 14 Total Biomass 14 Biogas Glendale Energy Glendale, AZ Glendale Energy LLC IO Jul-2008 2010 20 3 Landfill 1 Surprise, AZ Waste Management IO Dec-2010 2012 20 3 Total Biogas 6 Total Renewable Contracted Capacity 629 Solar 2 Solar 3 Tonopah, AZ Not Disclosed Jan-2012 2013 30 15 Maricopa County, AZ Not Disclosed Jan-2012 2013 30 15 UD UD As of August 31, 2012 1 UD = Under Development; UC= Under Construction; IO = In Operation

SOLANA: A “SUNNY PLACE” 64 • 250-MW 30-year PPA for all output (~900 GWh/year) • Concentrating solar trough facility 70 miles southwest of Phoenix • On target for 2013 commercial operation • 90%+ on-peak capacity factor with use of thermal storage capability • Expected to be first major U.S. solar trough plant with thermal energy storage • Near existing transmission lines • To be built, owned and operated by Abengoa Solar MAKING COMPELLING CAPITAL INVESTMENTS Solana will provide more than one-quarter of APS’s renewable energy target by 2015.

65 APS ENERGY EFFICIENCY INITIATIVES Portion of lost revenue to be recovered through retail rate adjustor beginning July 1, 2012 Program costs recovered through retail rate adjustor APS to achieve energy savings equal to 5% of retail sales in 2011-2013 Arizona energy efficiency rules require cumulative savings of 22% of retail sales by 2020 Cumulative Annual Energy Savings Associated with EE/DSM Programs APS plans to continue increasing customers’ energy efficiency savings. GWh MAKING COMPELLING CAPITAL INVESTMENTS